May 1, 2014

TOUCHSTONE INVESTMENT TRUST

Touchstone Core Bond Fund

Supplement to the Prospectus Dated January 30, 2014

On February 13, 2014, the Board of Trustees of Touchstone Investment Trust approved changes to the name and investment strategy of the Touchstone Core Bond Fund (the “Fund”). Effective April 30, 2014, the Fund was renamed the Touchstone Active Bond Fund and is no longer offered through this Prospectus. Accordingly, all references to the Fund in the prospectus dated January 30, 2014 are deleted. For information on the Fund’s new investment strategy, including its risks, please see the Fund’s prospectus dated April 30, 2014.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-TOBAX-S1-1404